Amendment VIII to reinsurance agreement 5356-1 (Automatic Coinsurance Bulk) between the CENTURY LIFE OF AMERICA of Waverly, Iowa, and the LIFE REASSURANCE CORPORATION OF AMERICA of Stamford, Connecticut.

Amendment    VIII.
------------------

Schedule C is hereby voided and replaced by the attached schedule C - Amended, effective September 1, 1990, thereby adding the Flexible Advantage Life plan to the provisions of this agreement.

In conjunction with the above, Schedule F, page 13, 14, 15, and 16, reinsurance premiums for the Flexible Advantage Life, are also hereby added to the provisions of this agreement.

All provisions of the reinsurance agreement not in conflict with the provisions of this amendment will continue unchanged.

These amendments is signed in duplicate at the dates and places indicated with an effective date of September 1, 1990.

Date:  November 26, 1990               CENTURY LIFE OF AMERICA
     -----------------------
Place:   Waverly, IA                   By: /s/ Robert M. Buckingham
      ----------------------              -----------------------------------
Witness: /s/ Maggie Droste             Title:  Asst. V.P. & Valuation Actuary
        --------------------                 --------------------------------

                                       LIFE REASSURANCE CORPORATION OF AMERICA
Date:  October 12, 1990
     -----------------------
Place:   Stamford, CT                  By: /s/ Signature
      ----------------------              ------------------------------------
Witness: /s/ Glenn D. Engel            Title:  Sr. Vice President
        --------------------                 ---------------------------------

                              SCHEDULE C - AMENDED
                              --------------------

                             Agreement Number 5356-1

Allowances for Commissions and Expenses for the Century Life of America
-----------------------------------------------------------------------

The Percentages to be deducted from the standard annual premiums, exclusive of policy fees, for life insurance and waiver of premium disability benefits are listed below by policy from and number of premium payments where applicable.

    Plan of Insurance                        Allowances*
    -----------------                        -----------
A.  LIFE

    UA III (UniVers - All Life III)

       Non-Smoker                            1st Year                      100%
                                             2nd - 10th Years               37%
                                             11th & Later Years              5%

       Smoker                                1st Year                      100%
                                             2nd - 10th Years               25%
                                             11th & Later Years              6%

    UniVers - All Life III
    (UL III Unisex - From #2212)

       Non-Smoker                            1st Year                      100%
                                             2nd - 10th Years               37%
                                             10th & Later Years              5%

       Smoker                                1st Year                      100%
                                             2nd - 10th Years               25%
                                             11th & Later Years              6%

    Automatic Increase Rider**               Point-in-scale allowances for the
                                             plan to which it is attached.

    Other Insured Rider                      Same allowances as the base plan to
                                             which it is attached.

    UL88 = UL 2000

       Non-Smoker                            1st Year                      100%
                                             2nd - 10th Years               36%
                                             11th & Later Years             22%

       Smoker                                1st Year                      100%
                                             2nd - 10th Years               36%
                                             11th & Later Years             20%

                                           Schedule C - Amended Continues . . .

Schedule C - Amended, Pg 2

                              SCHEDULE C - AMENDED
                              --------------------

    ULEB88 = ULEB 2000

       Non-Smoker                            1st Year                      100%
                                             2nd - 10th Years               31%
                                             11th & Later Years             20%

       Smoker                                1st Year                      100%
                                             2nd - 10th Years               31%
                                             11th & Later Years             12%

    *On cessions in excess of $5,000,000 Life Re reserves the right to adjust allowances for Commissions and expenses.

   **The maximum increase amount is the lessor to $25,000 or 15% of the intial specified amount. Therefore, the maximum increase for any case would be $375,000 over the lifetime of the Contract. The number of increases available is staggered based on the Rider issue age. The Company's underwriting department will consider the first 5 Rider increases in determining underwriting requirements.

    Flexible Advantage Life
    (5302 and 5303 - EB)

       Non-Smoker                            1st Year                      100%
                                             2nd Year & Later               42%

       Smoker                                1st Year                      100%
                                             2nd Year & Later               42%

       Unisex                                1st Year                      100%
                                             2nd Year & Later               42%

B.  WAIVER OF PREMIUM

    The first-year allowances will be the same as those shown for the life portion, not to exceed 100% of the premium for waiver of premium disability benefits. Renewal allowances will be the same as those for the life portion.

For substandard table extras and for flat permanent extras payable for more than five years, allowances will be the same as those shown for standard ratings, not to exceed 100% in the first years. For flat temporary extras payable for five years or less and for flat extras for aviation hazards, the allowances will be 10% in all years.

                                                    Effective September 1, 1990

                                   SCHEDULE F
                       FAL CURRENT COI RATES FOR DURATIONS 1-10

ATT
AGE         MALE                  FEMALE
====       ======                ========
0           1.31                   1.08
1           1.29                   1.05
2           1.24                   1.00
3           1.21                    .98
4           1.16                    .96
5           1.10                    .94
6           1.04                    .91
7            .98                    .89
8            .94                    .88
9            .93                    .86
10           .94                    .85
11          1.01                    .88
12          1.15                    .91
13          1.34                    .96
14          1.53                   1.03
15          1.70                   1.08
16          1.85                   1.13
17          1.96                   1.16
18          2.04                   1.20
19          2.09                   1.24

ATT     -----MALE----- ----FEMALE----
AGE     SMOKER          NS       SMOKER        NS
===   ==========     ========   ========    ========
20         2.10         2.10       1.26        1.26
21         2.20         2.08       1.33        1.29
22         2.28         2.04       1.38        1.30
23         2.34         1.99       1.45        1.33
24         2.40         1.94       1.51        1.35
25         2.43         1.88       1.59        1.38
26         2.49         1.84       1.68        1.40
27         2.56         1.81       1.75        1.43
28         2.56         1.80       1.81        1.45
29         2.60         1.80       1.89        1.50

30         2.66         1.81       1.98        1.51
31         2.75         1.85       2.05        1.56
32         2.86         1.90       2.14        1.60
33         3.01         1.98       2.25        1.65
34         3.19         2.06       2.38        1.71
35         3.40         2.16       2.51        1.79
36         3.65         2.28       2.73        1.91
37         3.96         2.43       2.98        2.05
38         4.31         2.59       3.23        2.19
39         4.71         2.76       3.54        2.35

40         5.18         2.98       3.91        2.55
41         5.68         3.20       4.26        2.76
42         6.23         3.44       4.65        2.98
43         6.83         3.70       5.00        3.19
44         7.49         3.99       5.39        3.40
45         8.19         4.31       5.74        3.63
46         8.91         4.66       6.15        3.88
47         9.70         5.04       6.59        4.15
48        10.55         5.45       6.99        4.43
49        11.48         5.90       7.49        4.75

50        12.50         6.41       8.04        5.10
51        13.21         6.86       8.19        5.20
52        14.00         7.36       8.43        5.35
53        14.84         7.89       8.59        5.59
54        15.81         8.40       8.89        5.71
55        18.20         8.91       8.89        5.83
56        18.90         7.94       9.61        6.34
57        19.45        10.58      10.33        6.91
58        20.73        11.51      11.05        7.55
59        22.05        12.65      11.76        8.23

60        23.43        14.03      12.49        8.99
61        25.27        15.36      13.79        9.86
62        27.31        16.88      15.28       10.84
63        29.53        18.49      16.83       12.07
64        31.85        20.27      18.30       13.31
65        34.30        22.01      19.57       14.42
66        36.58        24.18      20.54       15.35
67        38.87        26.30      21.32       16.17
68        41.10        28.42      22.07       17.00
69        43.43        30.64      23.02       17.96

70        45.77        32.93      24.35       19.18
71        49.97        35.88      26.63       20.46
72        54.54        39.09      28.88       22.09
73        59.47        42.48      31.04       23.97
74        64.81        45.83      33.16       25.99
75        70.56        48.90      35.20       27.96
76        76.64        54.11      39.27       31.58
77        82.69        59.50      43.43       35.42
78        88.76        65.08      47.79       39.46
79        95.07        71.07      52.41       43.85

80       101.82        77.60      57.62       48.85
81       108.97*       84.94*     63.73*      54.54*
82       117.24*       93.32*     70.52*      61.20*
83       126.19*      102.59*     78.32*      68.80*
84       135.50*      112.58*     86.83*      77.08*
85       144.89*      123.10*     95.85*      86.10*
86       154.09*      133.97*    105.31*      95.72*
87       163.52*      145.04*    115.12*     105.94*
88       173.38*      156.26*    125.36*     116.75*
89       183.17*      167.80*    136.01*     128.23*

                             * FOR RENEWAL ONLY

                                   SCHEDULE F
                    FAL CURRENT COI RATES FOR DURATIONS 11+

ATT
AGE         MALE                  FEMALE
====       ======                ========
0
1
2
3
4
5
6
7
8
9

10           .69                    .60
11           .75                    .63
12           .81                    .64
13           .98                    .71
14          1.15                    .76
15          1.36                    .84
16          1.59                    .90
17          1.78                    .94
18          1.94                    .95
19          2.03                    .98

ATT     -----MALE----- ----FEMALE----
AGE     SMOKER          NS       SMOKER        NS
===   ==========     ========   ========    ========
20         2.06         2.06        .98         .98
21         2.15         1.99       1.00         .95
22         2.24         1.86       1.03         .95
23         2.35         1.74       1.06         .94
24         2.43         1.63       1.10         .93
25         2.45         1.54       1.14         .91
26         2.43         1.48       1.18         .91
27         2.41         1.45       1.23         .94
28         2.41         1.44       1.28         .94
29         2.44         1.41       1.33         .98

30         2.45         1.39       1.35         .98
31         2.50         1.39       1.43         .99
32         2.54         1.39       1.48        1.03
33         2.60         1.39       1.56        1.06
34         2.70         1.41       1.65        1.10
35         2.81         1.44       1.75        1.15
36         2.95         1.48       1.88        1.20
37         3.14         1.54       2.00        1.25
38         3.34         1.61       2.13        1.31
39         3.59         1.70       2.31        1.41

40         3.85         1.79       2.53        1.53
41         4.16         1.90       2.80        1.66
42         4.53         2.04       3.14        1.81
43         4.89         2.18       3.49        2.00
44         5.29         2.31       3.89        2.20
45         5.76         2.48       4.26        2.36
46         6.21         2.66       4.64        2.54
47         6.74         2.89       5.03        2.75
48         7.29         3.13       5.40        2.98
49         7.86         3.35       5.80        3.19

50         8.49         3.63       6.23        3.45
51         9.14         3.95       6.63        3.75
52         9.85         4.30       7.00        3.99
53        10.60         4.68       7.43        4.25
54        11.38         5.09       7.88        4.56
55        12.16         5.55       8.43        4.93
56        12.96         6.08       9.00        5.31
57        13.75         6.65       9.70        5.78
58        14.58         7.26      10.39        6.28
59        15.44         7.95      11.16        6.80

60        16.35         8.71      12.01        7.41
61        17.71         9.68      12.90        8.05
62        19.21        10.73      13.83        8.76
63        20.85        11.91      14.85        9.51
64        22.64        13.23      15.90       10.35
65        24.55        14.71      17.06       11.28
66        26.38        16.14      18.19       12.20
67        28.60        17.90      19.25       13.14
68        30.73        19.66      20.44       14.19
69        32.98        21.59      21.80       15.40

70        35.78        23.94      23.53       16.90
71        38.76        26.49      25.41       18.53
72        42.00        29.33      27.41       20.26
73        46.93        33.41      29.69       22.26
74        51.71        37.61      32.45       22.68
75        55.98        41.53      35.79       27.60
76        60.35        45.51      39.55       30.96
77        65.40        50.09      43.68       34.74
78        68.68        53.33      48.24       38.98
79        73.79        58.15      53.39       43.84

80        79.26        63.46      59.26       49.43
81        85.50        69.54      65.64       55.63
82        91.71        75.84      72.39       62.31
83        97.10        81.58      79.74       69.74
84       103.29        88.30      87.31       77.55
85       110.76        96.35      97.33       87.73
86       119.25       105.70     105.31       96.28
87       126.34       114.04     115.01      106.63
88       136.64       125.79     124.58      117.00
89       145.79       136.56     134.96      128.34

90       158.11       150.59     146.59      140.98
91       174.06       167.99     158.14      153.24
92       187.80       183.20     173.24      169.18
93       205.18       202.21     186.55      183.61
94       222.96       221.43     204.68      203.05

                                   SCHEDULE F
                     UNISEX FAL COI RATES FOR DURATIONS 1-10

ATT
AGE               ALL
====             =====
 0                1.22
 1                1.19
 2                1.14
 3                1.12
 4                1.08
 5                1.04
 6                 .99
 7                 .94
 8                 .92
 9                 .90

10                 .90
11                 .96
12                1.05
13                1.19
14                1.33
15                1.45
16                1.56
17                1.64
18                1.70
19                1.75

ATT                                 ATT                          ATT
AGE    SMOKER           NS          AGE   SMOKER        NS       AGE       SMOKER     NS
===   ========         ======       ===   =======     ======     ===       ======   ======
20      1.76            1.76        45     7.21         4.04     70         37.20    27.43
21      1.85            1.76        46     7.81         4.35     71         40.63    29.71
22      1.92            1.74        47     8.46         4.68     72         44.28    32.29
23      1.98            1.73        48     9.13         5.04     73         48.10    35.08
24      2.04            1.70        49     9.88         5.44     74         52.15    37.89
25      2.09            1.68                                     75         56.42    40.52
26      2.17            1.66        50     10.72        5.89     76         61.69    45.10
27      2.24            1.66        51     11.20        6.20     77         66.99    49.82
28      2.26            1.66        52     11.77        6.56     78         72.37    54.83
29      2.32            1.68        53     12.34        6.97     79         78.01    60.18
                                    54     13.00        7.32
30      2.39            1.69        55     13.70        7.68     80         84.14    66.16
31      2.47            1.73        56     14.76        8.38     81*        90.87    72.78
32      2.57            1.78        57     15.80        9.11     82*        98.55    80.47
33      2.71            1.85        58     16.86        9.93     83*       107.04    89.07
34      2.87            1.92        59     17.93       10.88     84*       116.03    98.38
35      3.04            2.01                                     85*       125.27   108.30
36      3.28            2.13        60     19.05       12.01     86*       134.58   118.67
37      3.57            2.28        61     20.68       13.16     87*       144.16   129.46
38      3.88            2.43        62     22.50       14.46     88*       154.17   140.48
39      4.24            2.60        63     24.45       15.92     89*       164.31   151.92
                                    64     26.43       17.49
40      4.67            2.81        65     28.41       18.97
41      5.11            3.02        66     30.16       20.65       * FOR RENEWAL ONLY
42      5.60            3.26        67     31.85       22.25
43      6.10            3.50        68     33.49       23.85
44      6.65            3.75        69     35.27       25.57

                                   SCHEDULE F
                      UNISEX FAL COI RATES FOR DURATION 11+

ATT
AGE               ALL
====             =====
 0
 1
 2
 3
 4
 5
 6
 7
 8
 9

10                 .65
11                 .70
12                 .74
13                 .87
14                 .99
15                1.15
16                1.31
17                1.44
18                1.54
19                1.61

ATT                                 ATT                          ATT
AGE    SMOKER           NS          AGE   SMOKER        NS       AGE       SMOKER     NS
===   ========         ======       ===   =======     ======     ===       ======   ======
20      1.63            1.63        45      5.16        2.43     70         30.88    21.12
21      1.69            1.57        46      5.58        2.61     71         33.42    23.31
22      1.76            1.50        47      6.06        2.83     72         36.16    25.70
23      1.83            1.42        48      6.53        3.07     73         40.03    28.95
24      1.90            1.35        49      7.04        3.29     74         44.01    32.44
25      1.93            1.29                                     75         47.90    35.96
26      1.93            1.25        50      7.59        3.56     76         52.03    39.69
27      1.94            1.25        51      8.14        3.87     77         56.71    43.95
28      1.96            1.24        52      8.71        4.18     78         60.50    47.59
29      2.00            1.24        53      9.33        4.51     79         65.63    52.43
                                    54      9.98        4.88
30      2.01            1.23        55     10.67        5.30     80         71.26    57.85
31      2.07            1.23        56     11.38        5.77     81         77.56    63.98
32      2.12            1.25        57     12.13        6.30     82         83.98    70.43
33      2.18            1.26        58     12.90        6.87     83         90.16    76.84
34      2.28            1.29        59     13.73        7.49     84         96.90    84.00
35      2.39            1.32                                     85        105.39    92.90
36      2.52            1.37        60     14.61        8.19     86        113.67   101.93
37      2.68            1.42        61     15.79        9.03     87        121.81   111.08
38      2.86            1.49        62     17.06        9.94     88        131.82   122.27
39      3.08            1.58        63     18.45       10.95     89        141.46   133.27
                                    64     19.94       12.08
40      3.32            1.69        65     21.55       13.34     90        153.50   146.75
41      3.62            1.80        66     23.10       14.56     91        167.69   162.09
42      3.97            1.95        67     24.86       16.00     92        181.98   177.59
43      4.33            2.11        68     26.61       17.47     93        197.73   194.77
44      4.73            2.27        69     28.51       19.11     94        215.65   214.08